UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2025
AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of
Incorporation or Organization)
001-36046
(Commission File Number)

41-1301878
(I.R.S. Employer Identification No.)

13631 Progress Boulevard, Suite 400 Alachua, Florida
(Address of principal executive offices)

32615
(Zip Code)
(386) 462-6800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On May 8, 2025, Axogen, Inc. (the “Company”) issued a press release announcing its first quarter 2025 financial results. A copy of the press release is furnished as Exhibit 99.1.
The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors

Departure of Nir Naor

Nir Naor, the Chief Financial Officer (the “CFO”) of the Company, will step down from his role effective May 11, 2025 , but will remain employed by the Company in an advisory capacity following his departure from the CFO position.

Pursuant to the terms of the Transition and Separation Agreement, dated May 7, 2025, between the Company and Mr. Naor (the “Transition Agreement”), Mr. Naor will serve in an advisory role during a transitional employment period commencing on May 12, 2025, and ending July 1, 2025 (the “Transitional Employment Period”), unless terminated earlier for breach of the Transition Agreement. During the Transitional Employment Period, Mr. Naor will receive 75% of his current base salary, continue to participate in employee benefit plans, and remain eligible for continued vesting of his outstanding unvested equity awards. All awards scheduled to vest after July 1, 2025 (the “Separation Date”), will be forfeited.

As part of the Transition Agreement, Mr. Naor is also subject to ongoing non-competition and other restrictive covenant obligations throughout the CEO term and the Transitional Employment Period.

The foregoing description of the Transition Agreement is a summary and is qualified in its entirety by the full text of the Transition Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Appointment of Lindsey Hartley as Chief Financial Officer

On May 8, 2025, Axogen, Inc. (the “Company”) announced the appointment of Lindsey Hartley as its Chief Financial Officer, effective May 12, 2025 (the “Effective Date”). In connection with Ms. Hartley’s appointment, the Company will enter into an employment agreement with Ms. Hartley, effective as of the Effective Date (the “Employment Agreement”).

In connection with her promotion to Chief Financial Officer, Ms. Hartley will be granted 26,000 restricted stock units (“RSUs”) and 26,000 performance stock units (“PSUs”), in each case covering shares of the Company’s common stock and to be evidenced by equity grant agreements consistent with those provided to the Company’s other senior executives. The RSUs will vest over four years, with 50% vesting on the second anniversary of the grant date and the remaining shares vesting in equal annual installments over the subsequent two years, subject to her continued employment. Her PSUs will vest based performance criteria approved by the Compensation Committee of the Board of Directors in March 2025 for all executive officers of the Company.

Pursuant to the Employment Agreement, Ms. Hartley’s annual base salary will be $440,000 and she will be eligible to participate in the Company’s bonus plan, with a target bonus opportunity equal to 50% of her base salary. Upon Ms. Hartley’s termination without Substantial Cause or for Good Reason (as both terms are defined in the Employment Agreement), Ms. Hartley will be eligible to receive severance benefits, including continuation of salary, bonus payments, and COBRA payments, as described in the Employment Agreement and consistent with those provided to the Company’s other senior executives.

The foregoing description of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference here.

Ms. Hartley has served in various financial and leadership roles at Axogen since 2021, most recently as Vice President of Finance and Treasurer. Over the course of her tenure, she has played a critical role in the Company’s capital planning, strategic financial management, and organizational leadership. Prior to joining Axogen, Ms. Hartley held finance and accounting roles as VP of Finance, Accounting and Human Strategy at VERO Biotech, an emerging biotechnology company focused on innovative nitric oxide delivery systems. Earlier in her career, Ms. Hartley held controller positions at Brookhaven Medical, a medical device manufacturing company specializing in peripheral vascular and regenerative medicine products and held management roles at Bluegreen Vacations and as an audit manager at EY.

Ms. Hartley holds a Bachelor of Science in Accounting from the University of South Florida and is a Certified Public Accountant.

Ms. Hartley does not have any family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any persons pursuant to which she was appointed to her position. In addition, there have been no transactions directly or indirectly involving Ms. Hartley that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement, dated May 7, 2025, between the Company and Nir Naor
10.2	Employment Agreement, dated May 7, 2025, between the Company and Lindsey Hartley
99.1	Axogen Inc. Earnings Press Release, dated May 8, 2025
99.2	Axogen Inc. Press Release dated May 8, 2025, regarding CFO Transition
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Dated: May 8, 2025	By:	/s/ Marc Began
Marc Began
Executive Vice President, General Counsel and Chief Compliance Officer